Exhibit 4.1

FORM OF TITAN INTERNATIONAL, INC.’S COMMON STOCK CERTIFICATE

NUMBER                                    SHARES

COMMON STOCK        TITAN INTERNATIONAL, INC.     CUSIP 88830M 10 2
PAR VALUE $0.00001                              SEE REVERSE FOR CERTAIN                                              DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THE CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ, AND COLLEGE STATION, TX

This certifies that ____________________

is the registered holder of ________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Titan International, Inc. (the “Corporation”) transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation and any amendments thereto, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE

TRANSFER AGENT
AND REGISTRAR         /s/ Michael G. Troyanovich        /s/ Paul G. Reitz
By
AUTHORIZED SIGNATURE         SECRETARY             PRESIDENT
[Reverse of Certificate]

TITAN INTERNATIONAL, INC.

The Corporation will furnish without charge to each shareholder who so requests a full statement of the designation, relative rights, preferences and limitations of each class of stock of this Corporation authorized to be issued: the designation, relative rights, preferences and limitations of each series thereof so far as the same have been prescribed; and the authority of the Board of Directors of this Corporation to designate and prescribe the relative rights, preferences and limitations of other series.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM - as tenants in common UNIF GIFT MIN ACT - ______Custodian      UNIF TRAN MIN ACT - Custodian
TEN ENT - as tenants by the entireties (Cust)     (Minor)             (Cust)    (Minor)
JT TEN - as joint tenants with right of survivorship
and not as tenants in common         under Uniform Gifts to Minors     under Uniform Transfers to Minors
TOD    - transfer on death direction in event of     Act______________________        Act______________________
owner’s death, to person named on face         (State)                    (State)
subject to STA TOD rules

Additional abbreviations may also be used though not in the above list.

For Value Received, __________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocable constitute and appoint

Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated:

Signature

Signature

In presence of
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN             CORRESPOND WITH THE NAME OF THE
ELIGIBLE GUARANTOR INSTITUTION (BANKS,                 SHAREHOLDER(S) AS WRITTEN UPON THE
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS              FACE OF THE CERTIFICATE IN EVERY
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED         PARTICULAR WITHOUT ALTERATION OR
SIGNATURE GUARANTEE MEDALLION PROGRAM),              ENLARGEMENT OR ANY CHANGE
PURSUANT TO S.E.C. RULE 17Ad-15    .                 WHATEVER.

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